UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    November 29, 2004
                                                    -------------------------



                                NIKU CORPORATION

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             (Exact name of registrant as specified in its charter)

             Delaware                    000-28797            77-0473454
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 (State or other jurisdiction of      (Commission           (IRS Employer
         incorporation)               File Number)         Identification No.)

      305 Main Street, Redwood City, California            94063
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      (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code        (650) 298-4600
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
         ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) Effective November 29, 2004, the Board of Directors of Niku Corporation (the "Company"), elected Samuel T. Spadafora, age 62, to the Company's Board. Mr. Spadafora has also been appointed to the Audit Committee and Compensation Committee of the Company's Board.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                           NIKU CORPORATION



                                           By: /s/ Michael Shahbazian
                                               ----------------------------
                                           Name:  Michael Shahbazian
                                           Title: Chief Financial Officer
Date:  November 30, 2004